UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

Entry into Convertible Debt Financing of up to $5,900,000

Effective as of September 14, 2021 (the “Closing Date”), Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with L1 Capital Global Master Fund (the “Investor”) pursuant to which it has sold (i) a $4,400,000 principal amount 10% Original Issue Discount Senior Secured Convertible Note (the “Note”) due March 13, 2023, and (ii) a five year Common Stock Purchase Warrant exercisable at $4.20 per share for 813,278 shares (“Warrants”), in exchange for consideration of $3,960,000.

EF Hutton, division of Benchmark Investment, LLC, acted as exclusive placement agent for the offering and received a fee of $316,800 therefore.

2nd Tranche Pending Shareholder Approval

The Company and Investor have agreed, subject to certain conditions, to a second tranche (the "2nd Tranche") in the amount of $1,500,000 of Notes and approximately 277,777 Warrants at the same terms, which would require stockholder approval. The Company has agreed as part of the closing conditions for the transaction, to secure agreements from certain key stockholders for the closing on the 2nd Tranche, and, has agreed to file a Schedule 14C reflecting such approval when able. After filing and effective date of the Definitive Schedule 14C, the additional Note and Warrant may be entered into. A copy of the Voting Agreement is annexed hereto as Exhibit 9.1 and incorporated herein by reference.

Note Terms

The initial Note of $4,400,000 is convertible at the discretion of the Investor into common stock of the Company at a price of $4.20 per share (based on 150% of the Value Weighted Average Price for 5 consecutive trading days prior to Closing), or approximately 1,047,619 shares (the "Conversion Shares"), if converted at the discretion of L1 Capital.

The Conversion Price is subject to full ratchet anti-dilution protections only in the event of financings that are below the Conversion Price with a floor of $0.54.

In the event of an Event of Default, if the stock price is below the Conversion Price at time of default and only for so long as a default is continuing, the Notes would be convertible at a rate of 80% of the lowest VWAP in the ten prior trading days, provided, that if the default is cured the default conversion rate elevates back to the normal Conversion Price.

The Notes are repayable in 18 equal monthly installments with certain deferments or an acceleration of up to 3 months' payments as more fully detailed in the Note. The Company will have the right to repay the Notes either in cash each month, or, at its option, with stock at a price of the lesser of the Conversion Price or 95% of the lowest daily VWAP during the 10 consecutive trading days immediately preceding the monthly payment date, with a floor of $1.92. In the event that VWAP drops below $1.92 the Company will have the right to pay in stock at said VWAP with any shortfall paid in cash, with an ultimate floor of $0.54. If the Issuer repays the entire principal amount of the Notes with stock, presuming current stock prices, an aggregate of 1,929,824 shares to repay the Note over 18 months in equal installments, or in combinations of cash and stock.

Repayment of the Note is guaranteed by certain subsidiaries of the Company pursuant to a subsidiary guaranty (the “Guaranty”).

The foregoing description of the Purchase Agreement, Note and Subsidiary Guaranty are a summary only and does not purport to be complete and, is qualified in its entirety by reference to the full text of such documents, the forms of which is attached hereto as Exhibit 10.1, 10.2 and 10.4 respectively, and incorporated herein by reference.

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Warrant Terms

Pursuant to the Purchase Agreement, at the Closing the Investor was issued 813,278 Warrants, exercisable at $4.20 per share for 5 years from the date shareholder approval is received and deemed effective for issuance of the Warrants, with the same anti-dilution protection as the Notes and same adjustment floor. The Warrants are exercisable via cashless exercise only for so long as no registration statement covering resale of the shares is in effect. The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of such document, the form of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Lockup Agreements

The Purchase Agreement provides for the continuation of the existing lockup agreements entered into between various executive officers, directors through June 21, 2022 and 5% beneficial owners of common stock through December 16, 2021, and EF Hutton as Underwriter in connection with the Underwriting Agreement relating to the June 16, 2021 IPO and NASDAQ up-listing, all of which have already been provided to the NASDAQ staff in connection with such listing.

Registration Rights

The Company is required to file a registration statement with the SEC on or before October 19, 2021, registering all Conversion Shares and Warrant Shares for resale, to go effective no later than 75 days after the first Closing of the offering (the “Registration Rights Agreement”). The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, the form of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Security Agreement

The Company entered into a Security Agreement with the Investor pursuant to which the Investor was granted a security interest in all of the assets of the Company and certain of its subsidiaries (the “Security Agreement”). As part of the entry into the Security Agreement, certain pre-existing secured creditors agreed to give up their exclusive senior security interest in our TDH subsidiary assets, in exchange for a shared senior secured interest with the Investor on a pari pasu basis on all assets of the Company. The foregoing description of the Security Agreement and Intercreditor Agreement are a summary only and do not purport to be complete and is qualified in its entirety by reference to the full text of such documents, the forms of which is attached hereto as Exhibit 10.6 and 10.7 respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The Notes and Warrants described in Item 1.01 above were offered and sold in reliance upon an exemption from registration pursuant to Section 4(1) and Regulation D of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

On September 14, 2021, the Company issued a press release announcing the entry into the Purchase Agreement and Closing of the sale of the $4,400,000 Note and Warrants and related matters.

The information in this Item 7.01, attached hereto, is being furnished as exhibit 99.1 hereto, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

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Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
9.1	Voting Agreement
10.1

Securities Purchase Agreement, Dated as of September 14, 2021 (“Closing Date”), between Grom Social Enterprises, Inc., a Florida corporation (the “Company”), and L1 Capital Global Master Fund (“L1 Capital”).

10.2	Form of $4,400,000 Principal Amount, 10% Original Issue discount Senior Secured Convertible Note issued to L1 Capital, due March 14, 2023.
10.3	Form of Common Stock Purchase Warrant issued to L1 Capital, exercisable at $4.20 for 813,278 shares of the Company’s Common Stock.
10.4	Form of Subsidiary Guaranty executed by Company subsidiaries, in favor of L1 Capital.
10.5	Form of Registration Rights Agreement, dated September 14, 2021, between the Company and L1 Capital.
10.6	Form of Security Agreement, dated as of September 14, 2021, between the Company and L1 Capital.
10.7	Form of Intercreditor Agreement, dated as of September 14, 2021, between the Company, L1 Capital and certain pre-existing creditors of the Company.
99.1	Press Release Dated September 14, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: September 20, 2021	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer